Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Mercedes-Benz Financial Services USA LLC (the “Company”)
MUFG Securities Americas Inc.
BNP Paribas Securities Corp.
Citigroup Global Markets Inc.
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Lease Trust 2024-B – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “MBALT 2024-B_Data Tape_KPMG view.xls” provided by the Company on July 8, 2024 (the “Data File”), containing information on 35,764 motor vehicle leases secured by Mercedes-Benz automobiles (the “Leases”) as of June 30, 2024, which we were informed are intended to be included as collateral in the offering by Mercedes-Benz Auto Lease Trust 2024-B. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.

•	The term “Cutoff Date” means June 30, 2024.

•
The term “Lease Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes Lease information. We make no representation regarding the execution of the Lease Contract by the lessee.

•	The term “Modification Letter” means the document, provided to us by the Company, containing the updated terms of the Lease Contract, as applicable.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “ALFA” means the Company’s operating lease portfolio management system used to track and account for its operating Leases.

•	The term “ACE” means the Company’s system used to track credit scores related to its operating Leases.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit B.

•
The term “Lease File” means any file containing some or all of the following documents provided by the Company: Lease Contract, Modification Letter, and information obtained in the form of screen shots from ALFA and ACE.

•	The term “Provided Information” means the Instructions and Lease File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 100 Leases from the Data File (the “Sample Leases”). A listing of the Sample Leases is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Leases that we were instructed to randomly select from the Data File.

B.
For each Sample Lease, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Lease File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Lease File or the inability to agree the indicated information from the Data File to the Lease File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Lease File documents are listed in the order of priority.

Attributes	Lease File / Instructions

Adjusted Capitalized Cost	Lease Contract, Modification Letter

Original Start Date	Lease Contract

Maturity Date	Lease Contract, Modification Letter, and Instructions

New/Used	Lease Contract and Instructions

Original Term	Lease Contract

Current Remaining Term (Recomputed Current Remaining Term)	ALFA and Instructions

Contract Residual	Lease Contract

State of Origination	ALFA and Instructions

Base Rent Payment	Lease Contract, Modification Letter

Vehicle Model Class	Lease Contract, ALFA, and Instructions

Vehicle Model Year	Lease Contract

FICO Score	ACE and Instructions

2

Attributes	Lease File / Instructions

Subvented Status	ALFA and Instructions

Co-Lessee Present Indicator	ACE

Current Delinquency Status	ALFA and Instructions

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
September 3, 2024

3

Exhibit A

The Sample Leases

Sample Lease Number	Lease Number (*)	Sample Lease Number	Lease Number (*)	Sample Lease Number	Lease Number (*)
1	174	35	13719	69	24624
2	180	36	14342	70	24703
3	333	37	14594	71	24728
4	489	38	14970	72	24892
5	1178	39	15157	73	24958
6	1227	40	15496	74	25955
7	1954	41	16033	75	26367
8	2498	42	16151	76	26820
9	2626	43	16244	77	27129
10	2980	44	16348	78	27781
11	3774	45	16380	79	28212
12	3823	46	16793	80	28224
13	4335	47	16958	81	28554
14	4454	48	17909	82	28562
15	4823	49	17928	83	28678
16	4907	50	17929	84	28848
17	5113	51	18235	85	28954
18	5462	52	18626	86	29386
19	5858	53	18652	87	30142
20	6515	54	18736	88	30339
21	6750	55	18737	89	31223
22	6990	56	18790	90	31456
23	7321	57	19261	91	31771
24	8169	58	19947	92	32248
25	8674	59	20368	93	32541
26	9269	60	21160	94	32728
27	9716	61	21544	95	33817
28	9777	62	22132	96	34414
29	11371	63	22489	97	34548
30	11429	64	22701	98	35413
31	11498	65	23656	99	35438
32	11763	66	23675	100	35444
33	12795	67	23826
34	13315	68	23875

(*)	The Company has assigned a unique Lease Number to each Lease in the Data File. The Lease Numbers referred to in this Exhibit are not the Customer Account Numbers.

A-1

Exhibit B

Instructions

Attribute	Instructions

Maturity Date
If the Maturity Date stated in the Data File did not agree to the Maturity Date listed in the respective Lease Contract or Modification Letter, consider the Sample Lease to be in agreement if the following criteria were met: i) the day of the month for Maturity Date in the Data File was the same as the day of the month for Original Start Date in the Data File, and ii) the difference between Maturity Date in the Data File and Maturity Date in the Lease Contract was within two (2) days.

New/Used	Consider “Pre-owned” stated on the Lease Contract to be “Used.”

Current Remaining Term (Recomputed Current Remaining Term)
Recompute the Current Remaining Term (the “Recomputed Current Remaining Term”) as follows:

i.     Divide the Total Remaining Rental Amount per the “Financial Summary” screen in ALFA by the Next Installment Invoice Net Amount per the “Financial Summary” screen in ALFA. We were informed by the Company that the “Financial Summary” screen reflects the Sample Lease information as of the date after the Cutoff Date. We were informed by the Company that the result of this calculation represents the number of payments not yet due, while the Current Remaining Term represents the number of payments not yet invoiced. We were further informed by the Company that the number of payments not yet due would exceed the number of payments not yet invoiced by one month, if a payment was recently invoiced but was not yet due.

ii.    If the “Receivables” screen in ALFA indicated that the most recently invoiced payment was not yet due,  subtract one (1) from the number of payments calculated in step (i) above to obtain the Current Remaining Term.

iii.   If the Paid-Through Date was on the 1st of each month, add one (1) to the number of payments calculated in the steps (i) or (ii) above, as applicable, to obtain the Current Remaining Term.

If the Sample Lease was subject to lease payment deferral (identified by a numerical value in the “O_DeferralNumber” field or a date in the “O_DeferNewRentDate” field of the Data File), subtract the number of lease payment deferrals listed on the “Customer Payments” screen in ALFA from the number of payments calculated in steps (i), (ii), or (iii) above, as applicable, to obtain the Recomputed Current Remaining Term.

For Sample Lease #31, the Total Remaining Rental Amount and Next Installment Invoice Net Amount per the “Financial Summary” screen in ALFA were zero. We were informed by the Company that this was due to the Lease Contract being terminated in July 2024. We were instructed by the Company to recompute the Current Remaining Term (the “Recomputed Current Remaining Term”) as follows:

Attribute	Instructions

i.     Subtract the sum of the Net Amount of the Lease Rental payments per the “Receivables” screen in ALFA from the Total of Base Monthly Payments listed in the Lease Contract.

ii. Divide the total remaining rental amount calculated in step (i) above by the Base Monthly Payment from the Lease Contract. We were informed by the Company that the result of this calculation represents the number of payments not yet due.

iii.       Since the “Receivables” screen in ALFA indicated that the most recently invoiced payment was not yet due as of the Cutoff Date, subtract one (1) from the number of payments calculated in step (ii) above to obtain the Current Remaining Term.

State of Origination
Consider the state shown in the “Garaging Address” line on the “Location History” screen in ALFA to be the State of Origination. If there were multiple “Garaging Address” lines on the “Location History” screen in ALFA, consider the state with the most recent date to be the State of Origination.

Vehicle Model Class
If the Vehicle Model Class stated in the Data File did not agree to the Vehicle Model Class listed in the Lease Contract, Compare the Vehicle Model Class stated in the “Description” line on the “Asset Details” screen in ALFA or the ”Model” line on the “Asset” screen in ALFA.

FICO Score	If the FICO Score stated in the Data File did not agree to the FICO Score listed on the ACE screen, compare the FICO Score using the Co-Borrower’s “CS score” on the ACE screen.

Subvented Status
Consider the “RateSubsidyIndicator” and “ResidualSubsidyIndicator” fields in the Data File, as follows:

• “Y” in the “RateSubsidyIndicator” field represents that the Sample Lease has a Rate Subsidy;

• “N” in the “RateSubsidyIndicator” field represents that the Sample Lease does not have a Rate Subsidy;

• “Y” in the “ResidualSubsidyIndicator” field represents that the Sample Lease has a Residual Subsidy; and,

• “N” in the “ResidualSubsidyIndicator” field represents that the Sample Lease does not have a Residual Subsidy.

Consider a Sample Lease to have a Rate Subsidy if we identified a “Manufact. Subsidy” line item on the “Other Payments” screen in ALFA. Consider a Sample Lease to have a Residual Subsidy if we identified a “RVE Percentage” in the “Subsidy” line on the “Miscellaneous” screen in ALFA.

Attribute	Instructions

Current Delinquency Status
If the Current Delinquency Status stated in the Data File did not agree to the Current Delinquency Status listed on the “Delinquency Summary” screen in ALFA, calculate the number of days delinquent as the difference between the last business day before the Cutoff Date, which is June 28, 2024, and the last payment due date in June 2024 listed on the “Invoices & Receipts” screen in ALFA.